                                                                     EXHIBIT 4.1

   COMMON STOCK                                                COMMON STOCK
                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF TEXAS
     NUMBER                       INDEX, INC.                     SHARES
I--

                                                       CUSIP 454078 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

Index, Inc., transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:
        /s/ DAVID R. LITTLE              Countersigned and Registered
        President                        American Stock Transfer & Trust Company


                              [SEAL]

                                                    Transfer Agent and Registrar
        /s/ GARY A. ALLCORN              By
        Secretary                                   Authorized Signature

                                  INDEX, INC

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. COPIES OF SUCH INFORMATION ALSO ARE ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF TEXAS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        Uniform Gifts to Minors
           right of survivorship                                  Act
           and not as tenants
           in common                                       ------------------
                                                                (State)

    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


  ----------------------------------------------------------------------------


                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


  ----------------------------------------------------------------------------

                                                                       Attorney,
  ----------------------------------------------------------------------


  ----------------------------------------------------------------------------
  to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

                                  X
                                   -------------------------------------------

  NOTICE: THE SIGNATURE(S) TO THIS
  ASSIGNMENT MUST CORRESPOND WITH
  THE NAME(S) AS WRITTEN UPON THE
  FACE OF THE CERTIFICATE IN EVERY
  PARTICULAR, WITHOUT ALTERATION
  OR ENLARGEMENT OR ANY CHANGE
  WHATEVER.
                                   X
                                   -------------------------------------------



                                    ------------------------------------------
                                    ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                    INSTITUTION (SUCH AS A BANK OR BROKER)
                                    WHICH IS A PARTICIPANT IN THE SECURITIES
                                    TRANSFER AGENTS MEDALLION PROGRAM
                                    ("STAMP"), THE NEW YORK STOCK EXCHANGE,
                                    INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
                                    OR THE STOCK EXCHANGES MEDALLION PROGRAM
                                    ("SEMP") AND MUST NOT BE DATED.  GUARANTEES
                                    BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
                                    ------------------------------------------